GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A Shares, Class C Shares, Institutional Shares, Class IR Shares and Class R Shares of

Goldman Sachs Managed Futures Strategy Fund

(the “Fund”)

Supplement dated December 31, 2012 to the

Prospectus, dated February 29, 2012, as supplemented to date (“Prospectus”)

As of January 1, 2013, Goldman Sachs Asset Management, L.P. is expected to be subject to registration and regulation as a commodity pool operator under the Commodity Exchange Act with respect to its service as investment adviser to the Fund.

Effective January 1, 2013, the “Goldman Sachs Managed Futures Strategy Fund— Summary—Principal Risks of the Fund” section of the Prospectus is amended by deleting “CFTC Regulation Risk.”

Effective January 1, 2013, the “Risks of the Fund” section of the Prospectus is amended by deleting “CFTC Regulation Risk.”

Effective January 1, 2013, the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques” section of the Prospectus is amended by inserting the following as the new third paragraph of the section:

The Investment Adviser is expected to be subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Fund. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, the Investment Adviser is not yet subject to CFTC recordkeeping, reporting and disclosure requirements with respect to the Fund, and therefore the impact of these requirements remains uncertain. When the Investment Adviser becomes subject to these requirements, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

Effective January 1, 2013, the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—Portfolio Securities and Techniques—Futures Contracts and Options and Swaps on Futures Contracts” section of the Prospectus is amended by deleting the last three sentences of the second paragraph.

This Supplement should be retained with your Prospectus for future reference.

MDGFUTCPOSTK 12-12